Exhibit 10.1

Memphis-Shelby County Airport Authority Memphis, Tennessee

SEVENTEENTH AMENDMENT

to the

COMPOSITE LEASE AGREEMENT

FOR

MEMPHIS INTERNATIONAL AIRPORT

BY AND BETWEEN

MEMPHIS-SHELBY COUNTY AIRPORT AUTHORITY

2491 Winchester Road, Suite 113

Memphis, Tennessee 38116-3586

AND

FEDERAL EXPRESS CORPORATION

DATED AS OF:

09/30/2024

EFFECTIVE AS OF:

September 1, 2024

COMPOSITE AMENDMENT #17	PAGE 1 OF 6
FEDERAL EXPRESS CORPORATION

Memphis-Shelby County Airport Authority Memphis, Tennessee

LIST OF EXHIBITS

•	Exhibit A – Composite Agreement Schedule

•	Exhibit B – Demised Premises

COMPOSITE AMENDMENT #17	PAGE 2 OF 6
FEDERAL EXPRESS CORPORATION

Memphis-Shelby County Airport Authority Memphis, Tennessee

SEVENTEENTH AMENDMENT

TO THE COMPOSITE LEASE AGREEMENT

This SEVENTEENTH AMENDMENT is made and entered into as of 09/30/2024, by and between MEMPHIS-SHELBY COUNTY AIRPORT AUTHORITY (herein referred to as “Authority” or “Sponsor”), a body politic and corporate, organized and existing under the laws of the State of Tennessee, and FEDERAL EXPRESS CORPORATION (herein referred to as “Tenant” or “Contractor”), a corporation duly organized and existing under the laws of the State of Delaware.

W I T N E S S E T H:

WHEREAS, Authority and Tenant executed a “Composite Lease Agreement”, effective January 1, 2007 which was modified by First Amendment effective September 1, 2008; a Second Amendment effective June 1, 2009; a Third Amendment effective July 1, 2009; a Fourth Amendment effective 15, 2011; a Fifth Amendment effective January 1, 2013; a Sixth Amendment effective July 1, 2014; a Seventh Amendment effective April 1, 2016; an Eighth Amendment effective April 1, 2017; a Ninth Amendment effective September 1, 2017; a Tenth Amendment effective May 1, 2018; an Eleventh Amendment effective December 1, 2018; a Twelfth Amendment effective October 1, 2019; a Thirteenth Amendment effective July 15, 2021; a Fourteenth Amendment effective February 1, 2022; a Fifteenth Amendment effective May 19, 2022; and a Sixteenth Amendment effective May 1, 2023, all of which collectively referred to herein as the “Composite Lease Agreement”; and,

WHEREAS, a schedule identifying each parcel of real property the Authority leases to Tenant is attached to the Composite Lease Agreement as “EXHIBIT A”, and the schedule states a portion of the Term (identified in the Composite Lease Agreement) during which the lease of each parcel will be in effect, and the rent that Tenant is subject to pay Authority for each parcel; and,

WHEREAS, the parties wish to amend the Composite Lease Agreement via this Seventeenth Amendment to add the demised premises comprised of more or less 8,362 square feet of building space, and 189,070 square feet of improved ground, located at 2520 Rental Road, identified as former Avis Lot; and, more or less 725,573 square feet of improved ground, located

COMPOSITE AMENDMENT #17	PAGE 3 OF 6
FEDERAL EXPRESS CORPORATION

Memphis-Shelby County Airport Authority Memphis, Tennessee

at 2500 Rental Road (West), identified as Pilot Parking Lot and shown in “EXHIBIT B”, which is attached hereto and incorporated by reference, thereby creating an annual increase of $310,355.15 for the rental cost of this demised premises, effective on the earlier of Date of Beneficial Occupancy (“DBO”) or SEPTEMBER 1, 2024.

NOW, THEREFORE, for and in consideration of the promises, covenants and agreements hereinafter contained to be kept and performed by the parties hereto and upon the provisions and conditions hereinafter set forth, Authority and Tenant do hereby covenant and agree as follows:

SECTION 1. Definitions. Except as otherwise provided herein, and unless the context shall clearly require otherwise, all words and terms used in this SEVENTEENTH Amendment that are defined in the Composite Lease Agreement, the Special Facility Ground Lease Agreement and the Special Facility Lease Agreement shall have the respective meanings given to them in each agreement for all purposes of this SEVENTEETH Amendment.

SECTION 2. Modification of Composite Lease and Applicable Rent. Effective as of SEPTEMBER 1, 2024, the parties amend the Composite Lease Agreement to reflect the addition of the demised premises as described in the attached property listing as shown on “EXHIBIT B”. At any time on or after SEPTEMBER 1, 2024, Tenant may take possession of the additional areas and use and improve them subject to the terms and conditions of the Composite Lease Agreement. As of the Effective Date, the parties substitute the table attached to this Amendment for the table included as part of “EXHIBIT A” to the Composite Lease Agreement. The substitution of that table will accomplish the following:

(a) Effective as of SEPTEMBER 1, 2024, Tenant’s annual rent will be increased by $310,355.15 and comprised of the areas as follows:

Demised Premises	Area	Rate
2520 Rental Road - Building	8,362 sq.ft.	$2.4412 psf.
2520 Rental Road - Improved Land	189,070 sq.ft.	$0.3170 psf.
2500 Rental Road (West) – Improved Land	725,573 sq.ft.	$0.3170 psf.

COMPOSITE AMENDMENT #17	PAGE 4 OF 6
FEDERAL EXPRESS CORPORATION

Memphis-Shelby County Airport Authority Memphis, Tennessee

(b) The rent, as adjusted in accordance with the foregoing, will continue to be subject to adjustment in accordance with the terms of Section 2.03(a)(i) of the Composite Lease Agreement.

SECTION 3. Improvements by Tenant

(a) Effective as of SEPTEMBER 1, 2024, Authority hereby grants to Tenant for use by Tenant and its servants, agents, employees and independent contractors working on or in connection with Tenant’s alterations of the improvements located at the Demised Premises, making it suitable for Tenant’s use (“Tenant’s Work”), all necessary or appropriate rights of reasonable access, ingress and egress to and from the Demised Premises, and the right to do all such other things as may be incidental to Tenant’s Work.

(b) Tenant shall obtain, at Tenant’s sole expense, all certificates and approvals relating to Tenant’s Work. Tenant shall make, at least, all improvements to the Demised Premises at no cost to Authority.

SECTION 4. Remainder of Composite Lease in Effect. All other terms, provisions, conditions, covenants and agreements of the Composite Lease shall continue in full force and effect.

SECTION 5. Effective Dates of this SEVENTEENTH Amendment. This SEVENTEETH Amendment shall become effective as of SEPTEMBER 1, 2024.

The remainder of page is intentionally left blank.

Signature page to follow.

COMPOSITE AMENDMENT #17	PAGE 5 OF 6
FEDERAL EXPRESS CORPORATION

Memphis-Shelby County Airport Authority Memphis, Tennessee

IN WITNESS WHEREOF, the parties have caused their duly authorized representatives to execute this SEVENTEENTH Amendment to the Composite Lease Agreement.

MEMPHIS-SHELBY COUNTY AIRPORT AUTHORITY CORPORATION		FEDERAL EXPRESS

By:	/s/ Terry Blue	By:	/s/ Brandon Tolbert
President and Chief Executive Officer		Title:	Vice President Properties & Facilities
Date:	09/30/2024	Date:	9/20/2024

Approved as to Content:

By:	/s/ Sylvester Lavender
Vice President of Finance and Administration/CFO

Approved as to Form and Legality:

By:	/s/ Amber Floyd
General Counsel

Reviewed and Approved:

By:	/s/ Jason McBride
Director of Properties

Omitted Exhibits

Exhibit A and Exhibit B to this exhibit, which are described under “List of Exhibits,” “Witnesseth,” and in Section 2 above, have been omitted pursuant to Item 601(a)(5) of Regulation S-K because the information contained therein is not material and is not otherwise publicly disclosed. FedEx will furnish supplementally copies of Exhibit A and Exhibit B to the Securities and Exchange Commission or its staff upon request.

COMPOSITE AMENDMENT #17	PAGE 6 OF 6

FEDERAL EXPRESS CORPORATION